SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                       June 28, 2001 (June 28, 2001)
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              Date of Report (Date of earliest event reported)


                              RCN Corporation
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           (Exact name of Registrant as specified in its charter)


    Delaware                0-22825                     22-3498533
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(State of               (Commission File No.)          (IRS Employer
Incorporation)                                        Identification Number)


                            105 Carnegie Center
                          Princeton, NJ 08540-6215
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        (Address of principal executive offices, including zip code)


                               (609) 734-3700
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            (Registrant's telephone number, including area code)


                               Not Applicable
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       (Former name or former address, if changed since last report)




Item 5.  Other Events

         On June 28, 2001, RCN Corporation ("RCN") completed its tender offer for certain of its debt securities and its private placement of $50 million in common stock and warrants. In the private placement, RCN issued, for aggregate consideration of $50 million, (i) 7,661,074 shares of its common stock and (ii) 3,830,537 warrants to purchase shares of its common stock at an exercise price of $12.928 per share. A press release with respect thereto is attached hereto as Exhibit 99.1.

 Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Exhibits

         Exhibit 99.1 RCN Corporation Press Release dated June 28, 2001.



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      RCN Corporation


                                      By:  /s/ John J. Jones
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                                      Name:    John J. Jones
                                      Title:   Executive Vice President,
                                               General Counsel
                                               and Corporate Secretary

Date:  June 28, 2001



                               EXHIBIT INDEX


Exhibit
   No.

99.1     RCN Corporation Press Release dated June 28, 2001.